AFBA 5Star Fund, Inc.

                            AFBA 5Star Small Cap Fund
                                  (the "Fund")

                                 Advisory Series
                            Class A, B, and C Shares

      Supplement dated March 6, 2007 to the Prospectus dated July 31, 2006.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On January 31, 2007, the Fund's Board of Directors unanimously decided to close the Fund when net assets reached $265 million. As of February 23, 2007, the Fund's net assets reached $265 million and, therefore, the Fund's Class A, Class B and Class C Shares are now closed to new investors. Notwithstanding its closing, the Fund's Class A, Class B and Class C Shares will remain open for:
(i) new purchases from existing account owners; and (ii) 401(k) plans to continue to set up new accounts in Class A Shares.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.